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                        SMITH BARNEY SECTOR SERIES INC.
                               on behalf of the
                        Smith Barney Biotechnology Fund

                     Supplement dated November 13, 2001 to
                      Prospectus dated February 28, 2001

   The following information supplements the disclosure in the Prospectus of the Smith Barney Biotechnology Fund. Defined terms have the same meanings as set forth in the Prospectus.

   In light of the Fund's emphasis on U.S. biotechnology sector, the Fund has changed its performance benchmark from the MSCI Global Biotechnology Index to the Dow Jones U.S. Total Market Biotechnology Index (the "Index").

   The Index is a market cap weighted index based on the Biotechnology sector. The Index is a subset of the Dow Jones U.S. Total Market Index which is a market cap weighted index based on a 95% representation of the United States market value as a whole.

   The average annual total returns for the one- and five-year periods ended December 31, 2000 for the Dow Jones U.S. Total Market Biotechnology Index were -8.60% and 22.02%, respectively. The cumulative return for the period August 31, 2000 (inception date) through December 31, 2000, for the Dow Jones U.S. Total Market Biotechnology Index was -14.04%.

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